MUNIVEST
                                                              FLORIDA FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              October 31, 1999

                             MUNIVEST FLORIDA FUND

The Benefits and
Risks of
Leveraging

MuniVest Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, their price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                         MuniVest Florida Fund, October 31, 1999

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Shares of MuniVest Florida Fund earned $0.719 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.82%, based on a month-end net asset value of $12.36 per share. Over the same period, the total investment return on the Fund's Common Shares was -7.88%, based on a change in per share net asset value from $14.20 to $12.36, and assuming reinvestment of $0.727 per share income dividends.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Shares was -8.32%, based on a change in per share net asset value from $13.89 to $12.36, and assuming reinvestment of $0.354 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Shares had an average yield of 3.31%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion

On September 21, 1999, MuniVest Florida Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Florida Fund would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield Florida Fund. These funds are registered, non-diversified, closed-end management investment companies. Both entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your interest in MuniVest Florida Fund.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

December 2, 1999


                                     2 & 3

                                         MuniVest Florida Fund, October 31, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniVest Florida Fund's Common Shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on August 18, 1999. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted  Shares Voted   Shares Voted
                                                                                For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Certificate of Designation of the Fund.    3,417,993       179,199       147,066
---------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniVest Florida Fund's Preferred Shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on August 18, 1999. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted  Shares Voted   Shares Voted
                                                                                For          Against       Abstain
---------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Certificate of Designation of the Fund.          466           240            73
---------------------------------------------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVS

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P    Moody's   Face                                                                             Value
STATE                    Ratings  Ratings  Amount     Issue                                                                (Note 1a)
====================================================================================================================================
Florida--98.6%           AAA      Aaa      $1,000     Bay Medical Center, Florida, Hospital Revenue Bonds
                                                      (Bay Medical Center Project), 5% due 10/01/2027 (b)                  $     854
                         AAA      Aaa       5,000     Brevard County, Florida, IDR (NUI Corporation Project),
                                                      AMT, 6.40% due 10/01/2024 (b)                                            5,123
                         AAA      NR*       1,025     Broward County, Florida, HFA, Revenue Refunding Bonds
                                                      (Home Mortgage), AMT, Series A, 7.35% due 3/01/2023 (e)(f)               1,057
                         AAA      Aaa       8,200     Citrus County, Florida, PCR, Refunding (Florida Power
                                                      Company--Crystal River), Series B, 6.35% due 2/01/2022 (c)               8,436
                         AAA      Aaa       1,125     Dade County, Florida, Educational Facilities Authority
                                                      Revenue Bonds (University of Miami), 7.65% due 4/01/2010 (c)             1,163
                         AA-      Aa3       2,250     Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                                      (Florida Power and Light Company Project), AMT, 7.15% due 2/01/2023      2,351
                         A1+      VMIG1+      200     Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN,
                                                      3.45% due 10/05/2022 (a)(d)                                                200
                                                      Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                      Bonds, AMT (f):
                         NR*      Aaa       3,000       7% due 4/01/2028 (e)                                                   3,172
                         NR*      Aaa       2,075       Series A, 7.40% due 10/01/2023 (j)                                     2,138
                         BBB      Baa1      4,045     Escambia County, Florida, PCR (Champion International Corporation
                                                      Project), AMT, 6.90% due 8/01/2022                                       4,219
                         NR*      Aaa         975     Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, 7.90%
                                                      due 3/01/2022 (f)                                                        1,009
                                                      Florida Ports Financing Commission Revenue Bonds, State
                                                      Transportation Trust Fund, AMT:
                         AAA      Aaa       1,155       5.375% due 6/01/2027 (c)                                               1,051
                         AAA      Aaa       2,600       (Intermodal Program), AMT, 5.50% due 10/01/2029 (d)                    2,410
                                                    Florida State Board of Education, Capital Outlay, GO, Series C:
                         AAA      Aaa       5,000       5.85% due 6/01/2003 (g)                                                5,267
                         AA+      Aa2       3,565       Refunding (Public Education), 5.25% due 6/01/2007                      3,636
                         AAA      Aaa       1,000     Florida State, GO (Department of Transportation--Right of Way),
                                                      5.875% due 7/01/2005 (c)(g)                                              1,063
                         NR*      Aaa       4,700     Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A,
                                                      5.95% due 10/01/2022 (b)                                                 4,707
                         AAA      Aaa       5,000     Fort Myers, Florida, Improvement Revenue Refunding Bonds, Series A,
                                                      5% due 12/01/2022 (b)                                                    4,396
                         A-       Baa1      1,500     Highlands County, Florida, Health Facilities Authority Revenue
                                                      Bonds (Adventist Hospital Health System), 5.25% due 11/15/2020           1,267
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                     4 & 5

                                         MuniVest Florida Fund, October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P    Moody's   Face                                                                             Value
STATE                    Ratings  Ratings  Amount     Issue                                                                (Note 1a)
====================================================================================================================================
Florida                  A        A        $1,500     Hillsborough County, Florida, Capital Improvement Revenue
(concluded)                                           Refunding Bonds (County Center (concluded) Project) Second
                                                      Series, 6.75% due 7/01/2002 (g)                                      $   1,615
                         AAA      Aaa       2,000     Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                                                      Series B, 6.50% due 8/01/2016 (c)                                        2,097
                                                      Jacksonville, Florida, Health Facilities Authority, Hospital
                                                      Revenue Refunding Bonds:
                         NR*      VMIG1++   5,000       (Genesis Rehabilitation Hospital), VRDN, 3.55% due
                                                          5/01/2021 (a)                                                        5,000
                         AA+      NR*       2,000       (Saint Luke's Hospital Association Project), 7.125%
                                                          due 11/15/2020                                                       2,116
                         NR*      Baa2        345     Jacksonville, Florida, Health Facilities Authority, IDR (National
                                                      Benevolent-Cypress Village), Series A, 6.125% due 12/01/2016               331
                                                      Lakeland, Florida, Electric and Water Revenue Refunding Bonds:
                         AAA      Aaa       2,000       First Lien, Series C, 6.05% due 10/01/2010 (h)                         2,132
                         AAA      Aaa       1,230       Series A, 5% due 10/01/2028 (c)                                        1,060
                         AAA      Aaa       1,500     Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                                      Regional Health System), Series A, 5.50% due 11/15/2026 (c)              1,398
                         NR*      Aaa       2,415     Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      Sub-Series 2, 7.75% due 5/01/2026 (f)(k)                                 2,572
                         A1+      VMIG1++   1,000     Martin County, Florida, PCR, Refunding (Florida Power & Light Co.
                                                      Project), VRDN, 3.50% due 9/01/2024 (a)                                  1,000
                         BBB-     Baa2      2,890     Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                                      Project), 6.20% due 7/01/2015                                            2,818
                                                      Orange County, Florida, School Board, COP, Series A (c):
                         NR*      Aaa       4,250       5.25% due 8/01/2023                                                    3,844
                         NR*      Aaa       2,500       5% due 8/01/2024                                                       2,165
                         AAA      Aaa       5,000     Orlando and Orange County Expressway Authority, Florida,
                                                      Expressway Revenue Refunding Bonds, Junior Lien, 5% due
                                                      7/01/2021 (d)                                                            4,420
                         AAA      Aaa       1,890     Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                                      Bonds, 7.20% due 6/01/2015 (d)                                           2,180
                         A1+      VMIG1++   1,250     Pinellas County, Florida, Health Facilities Authority, Revenue
                                                      Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.55%
                                                      due 12/01/2015 (a)(b)                                                    1,250
                         AAA      Aaa       1,200     Port Everglades Authority, Florida, Port Revenue Bonds, 7.125%
                                                      due 11/01/2016 (l)                                                       1,372
                         AA-      Aa3       1,000     Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds
                                                      (Florida Power and Light Company Project), AMT, 6.70% due 5/01/2027      1,040
                         NR*      Aaa       5,000     Sarasota County, Florida, Public Hospital Board Revenue Refunding
                                                      Bonds, RITR, Series 99, 7.145% due 7/01/2028 (c)(i)                      4,371
                         AAA      Aaa       2,500     Sunrise, Florida, Utility System Revenue Bonds, Series A, 5.75%
                                                      due 10/01/2006 (b)(g)                                                    2,644
                         AAA      Aaa       4,645     Tallahassee, Florida, Energy System Revenue Refunding Bonds,
                                                      Series A, 4.75% due 10/01/2026 (h)                                       3,837
                         AAA      Aaa       5,000     Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75%
                                                      due 10/01/2029 (d)                                                       4,888
                         AAA      Aaa       2,500     Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments
                                                      (Stadium Project), 5.25% due 1/01/2027 (c)                               2,253
                         AAA      Aaa       1,500     Tampa, Florida, Sports Authority, Revenue Refunding Bonds (County
                                                      Interlocal Payments), 5% due 10/01/2028 (b)                              1,293
                         AAA      Aaa       1,250     Volusia County, Florida, School Board, COP (Master Lease Program),
                                                      5.50% due 8/01/2024 (h)                                                  1,174
====================================================================================================================================
                         Total Investments (Cost--$116,155)--98.6%                                                           112,389
                         Other Assets Less Liabilities--1.4%                                                                   1,622
                                                                                                                           ---------
                         Net Assets--100.0%                                                                                $ 114,011
                                                                                                                           =========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FNMA Collateralized.
(f)   GNMA Collateralized.
(g)   Prerefunded.
(h)   FSA Insured.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(j)   FHA Insured.
(k)   FHLMC Collateralized.
(l)   Escrowed to maturity.
*     Not Rated.
++    Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................                    75.0%
AA/Aa ...............................................                     8.0
A/A .................................................                     2.6
BBB/Baa .............................................                     6.5
Other* ..............................................                     6.5
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                     6 & 7

                                         MuniVest Florida Fund, October 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of October 31, 1999
================================================================================================================================
Assets:               Investments, at value (identified cost--$116,155,110) (Note 1a) ...........                   $112,388,769
                      Cash ......................................................................                         25,774
                      Receivables:
                        Interest ................................................................  $  1,734,273
                        Securities sold .........................................................        10,000        1,744,273
                                                                                                    -----------
                      Prepaid expenses and other assets .........................................                          6,611
                                                                                                                    ------------
                      Total assets ..............................................................                    114,165,427
                                                                                                                    ------------
================================================================================================================================
Liabilities:          Payables:
                        Investment adviser (Note 2) .............................................        55,055
                        Dividends to shareholders (Note 1e) .....................................        38,597          93,652
                                                                                                    -----------
                      Accrued expenses and other liabilities ....................................                        60,476
                                                                                                                    ------------
                      Total liabilities .........................................................                        154,128
                                                                                                                    ------------
================================================================================================================================
Net Assets:           Net assets ................................................................                   $114,011,299
                                                                                                                    ============
================================================================================================================================
Capital:              Capital Shares (unlimited number of shares authorized) (Note 4):
                         Preferred Shares, par value $.05 per share (1,600 shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference).....                   $ 40,000,000
                         Common Shares, par value $.10 per share (5,988,782 shares issued
                         and outstanding) .......................................................  $    598,878
                      Paid-in capital in excess of par ..........................................    83,340,130
                      Undistributed investment income--net ......................................       470,753
                      Accumulated realized capital losses on investments--net (Note 5) ..........    (6,632,121)
                      Unrealized depreciation on investments--net ...............................    (3,766,341)
                                                                                                    -----------
                      Total--Equivalent to $12.36 net asset value per Common Share
                      (market price--$10.875) ...................................................                     74,011,299
                                                                                                                    ------------
                      Total capital .............................................................                   $114,011,299
                                                                                                                    ============
================================================================================================================================

      *     Auction Market Preferred Shares.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
================================================================================================================================
Investment            Interest and amortization of premium and discount earned ..................                   $  6,501,750
Income (Note 1d):
================================================================================================================================
Expenses:             Investment advisory fees (Note 2) .........................................  $    605,545
                      Commission fees (Note 4) ..................................................       101,472
                      Professional fees .........................................................        75,646
                      Transfer agent fees .......................................................        58,785
                      Accounting services (Note 2) ..............................................        30,706
                      Trustees' fees and expenses ...............................................        28,629
                      Printing and shareholder reports ..........................................        25,510
                      Listing fees ..............................................................        16,194
                      Custodian fees ............................................................        10,850
                      Pricing fees ..............................................................         7,046
                      Other .....................................................................        14,458
                                                                                                    -----------
                      Total expenses ............................................................                        974,841
                                                                                                                    ------------
                      Investment income--net ....................................................                      5,526,909
                                                                                                                    ------------
================================================================================================================================
Realized &            Realized loss on investments--net .........................................                     (1,850,161)
Unrealized Loss on    Change in unrealized appreciation/depreciation on investments--net ........                     (9,107,045)
Investments--Net                                                                                                    ------------
(Notes 1b, 1d & 3):   Net Decrease in Net Assets Resulting from Operations ......................                   $ (5,430,297)
                                                                                                                    ============
================================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Year Ended October 31,
                                                                                                   -----------------------------
                      Increase (Decrease) in Net Assets:                                               1999             1998
================================================================================================================================
Operations:           Investment income--net ....................................................  $  5,526,909     $  5,943,665
                      Realized gain (loss) on investments--net ..................................    (1,850,161)       3,590,397
                      Change in unrealized appreciation/depreciation on investments--net ........    (9,107,045)      (1,665,313)
                                                                                                   ------------     ------------
                      Net increase (decrease) in net assets resulting from operations ...........    (5,430,297)       7,868,749
                                                                                                   ------------     ------------
================================================================================================================================
Dividends to          Investment income--net:
Shareholders            Common Shares ...........................................................    (4,353,464)      (4,560,158)
(Note 1e):              Preferred Shares ........................................................    (1,247,616)      (1,326,560)
                                                                                                   ------------     ------------
                      Net decrease in net assets resulting from dividends to shareholders .......    (5,601,080)      (5,886,718)
                                                                                                   ------------     ------------
================================================================================================================================
Capital Share         Value of shares issued to Common Shareholders in reinvestment of dividends.        93,863           49,203
Transactions                                                                                       ------------     ------------
(Note 4):
================================================================================================================================
Net Assets:           Total increase (decrease) in net assets ...................................   (10,937,514)       2,031,234
                      Beginning of year .........................................................   124,948,813      122,917,579
                                                                                                   ------------     ------------
                      End of year* ..............................................................  $114,011,299     $124,948,813
                                                                                                   ============     ============
================================================================================================================================
                    * Undistributed investment income--net ......................................  $    470,753     $    544,924
                                                                                                   ============     ============
==================================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                                         MuniVest Florida Fund, October 31, 1999

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                  For the Year Ended October 31,
                                                                              -----------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                     1999        1998       1997       1996       1995
===================================================================================================================================
Per Share           Net asset value, beginning of year ...................... $  14.20    $  13.87   $  13.39   $  13.16   $  11.82
Operating                                                                     --------    --------   --------   --------   --------
Performance:        Investment income--net ..................................      .93         .99       1.01        .99       1.01
                    Realized and unrealized gain (loss) on investments--net .    (1.83)        .32        .48        .23       1.34
                                                                              --------    --------   --------   --------   --------
                    Total from investment operations ........................     (.90)       1.31       1.49       1.22       2.35
                                                                              --------    --------   --------   --------   --------
                    Less dividends to Common Shareholders:
                      Investment income--net ................................     (.73)       (.76)      (.78)      (.76)      (.76)
                                                                              --------    --------   --------   --------   --------
                    Effect of Preferred Share activity:
                      Dividends to Preferred Shareholders:
                        Investment income--net ..............................     (.21)       (.22)      (.23)      (.23)      (.25)
                                                                              --------    --------   --------   --------   --------
                    Total effect of Preferred Share activity ................     (.21)       (.22)      (.23)      (.23)      (.25)
                                                                              --------    --------   --------   --------   --------
                    Net asset value, end of year ............................ $  12.36    $  14.20   $  13.87   $  13.39   $  13.16
                                                                              ========    ========   ========   ========   ========
                    Market price per share, end of year ..................... $ 10.875    $ 14.125   $  13.00   $  12.75   $  11.50
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Total Investment    Based on market price per share .........................   (18.52%)     14.78%      8.21%     17.87%     22.93%
Return:*                                                                      ========    ========   ========   ========   ========
                    Based on net asset value per share ......................    (7.88%)      8.16%      9.93%      8.17%     19.02%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based on     Total expenses** ........................................     1.20%       1.14%      1.16%      1.24%      1.32%
Average Net Assets                                                            ========    ========   ========   ========   ========
Of Common Shares:   Total investment income--net** ..........................     6.79%       7.11%      7.41%      7.53%      8.39%
                                                                              ========    ========   ========   ========   ========
                    Amount of dividends to Preferred Shareholders ...........     1.53%       1.59%      1.66%      1.75%      2.10%
                                                                              ========    ========   ========   ========   ========
                    Investment income--net, to Common Shareholders ..........     5.26%       5.52%      5.75%      5.78%      6.29%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based on     Total expenses ..........................................      .80%        .77%       .78%       .82%       .85%
Total Average                                                                 ========    ========   ========   ========   ========
Net Assets:++**     Total investment income--net ............................     4.56%       4.80%      4.96%      4.96%      5.38%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios Based on     Dividends to Preferred Shareholders .....................     3.13%       3.32%      3.37%      3.45%      3.76%
Average Net Assets                                                            ========    ========   ========   ========   ========
Of Preferred
Shares:
===================================================================================================================================
Supplemental        Net assets, net of Preferred Shares, end of
Data:                 year (in thousands) ................................... $ 74,011    $ 84,949   $ 82,918   $ 80,058   $ 78,695
                                                                              ========    ========   ========   ========   ========
                    Preferred Shares outstanding, end of year (in thousands)  $ 40,000    $ 40,000   $ 40,000   $ 40,000   $ 40,000
                                                                              ========    ========   ========   ========   ========
                    Portfolio turnover ......................................    73.64%      92.75%     89.21%    116.82%     92.54%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Leverage:           Asset coverage per $1,000 ............................... $  2,850    $  3,124   $  3,073   $  3,001   $  2,967
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Dividends           Investment income--net .................................. $    780    $    829   $    844   $    861   $    940
Per Share on                                                                  ========    ========   ========   ========   ========
Preferred Shares
Outstanding:
===================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      **    Do not reflect the effect of dividends to Preferred Shareholders.
      ++    Includes Common and Preferred Shares average net assets.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, val uation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an


                                    10 & 11

                                         MuniVest Florida Fund, October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary person nel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $83,416,051 and $89,261,430, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ................         $(2,084,798)        $(3,766,341)
Financial futures contracts ..........             234,637                  --
                                               -----------         -----------
Total ................................         $(1,850,161)        $(3,766,341)
                                               ===========         ===========
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,767,968, of which $1,095,940 related to appreciated securities and $4,863,908 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $116,156,737.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 6,633 and 3,487, respectively, as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.35%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $51,676 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a capital loss carryforward of approximately $5,925,000, of which $472,000 expires in 2002, $2,254,000 expires in 2003 and
$3,199,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 21, 1999, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Florida Fund would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield Florida Fund. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On November 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.058000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


                                    12 & 13

                                         MuniVest Florida Fund, October 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniVest Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Florida Fund as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial high-lights present fairly, in all material respects, the financial position of MuniVest Florida Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Florida Fund during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Florida Fund
Box 9011
Princeton, NJ
08543-9011                                                         #16636--10/99

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